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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      NOVEMBER 15,  2004


                        DIAMOND TRIUMPH AUTO GLASS, INC.
               (Exact Name of Registrant as Specified in Charter)

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
              DELAWARE                          333-33572                           23-2758853

   (State or Other Jurisdiction of        (Commission File Number)                (IRS Employer
           Incorporation)                                                       Identification No.)
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              220 DIVISION STREET                                  18704
            KINGSTON, PENNSYLVANIA
   (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:   (570) 287-9915

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 15, 2004, Diamond Triumph Autoglass, Inc. (the "Company") and CIT Group/Business Credit, Inc., as lender ("CITBC"), entered into an amendment (the "Amendment") to the Financing Agreement dated March 27, 2000, as amended (the "Financing Agreement").

The Amendment amends the Financing Agreement, effective as of September 30, 2004, to restate Section 7, Paragraph 9(a) of the Financing Agreement to read as follows:

"9. (a) The Company shall maintain minimum EBITDA, calculated monthly, for each rolling 12-month period in the following amounts:

         Period Ending                            Amount
         -------------                            ------

         October 31, 2004                      $8,200,000.00
         November 30, 2004                     $8,900,000.00
         December 31, 2004                     $8,500,000.00
         January 31, 2005 and the last
         day of each month thereafter         $10,500,000.00"

The Amendment also amends the Financing Agreement, effective as of September 30, 2004, to restate Section 10, Paragraph 1(i) of the Financing Agreement to read as follows:

                  "(i)without the prior written consent of CITBC, the Company
         (w) amends or modifies the Senior Unsecured Debt or any Subordinated Debt, or (x) makes any payment on account of any Subordinated Debt except as permitted in the applicable Subordination Agreement, or (y) makes any payment on account of any Senior Unsecured Debt except for regularly scheduled payments (but no prepayments) as contemplated under the Indenture evidencing the Senior Unsecured Debt as in effect as of the date hereof, or (z) redeems or repurchases any Senior Unsecured Debt (whether optional or mandatory) at any time that all of the following conditions have not been met: (i) immediately prior to and after giving effect to any such redemption or repurchase, Availability shall be at least $4,000,000, (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to and after giving effect to any such redemption or repurchase and (iii) the Company's EBITDA for the twelve month period immediately prior to any such redemption or repurchase shall be at least $10,500,000; or"

The Amendment also waives any violation of the financial covenant set forth in
Section 7, Paragraph 9 of the Financing Agreement for the fiscal period ended September 30, 2004 stating that such violations shall not be deemed to be Defaults and/or Events of Default under the Financing Agreement.

Under the Amendment the Company shall pay to CITBC an amendment fee of $5,000.00.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 15, 2004, Diamond issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of Diamond's press release is attached as Exhibit 99.3 to this Current Report.

         The information in this Item 2.02, including Exhibit 99.3 related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall


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         not be deemed incorporated by reference in any filing under the
         Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.3 Press release of Diamond Triumph Auto Glass, Inc. (the "Diamond") dated November 15, 2004.


..

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




   Date:  November 15, 2004           DIAMOND TRIUMPH AUTO GLASS, INC.


                                      By:  /s/  Michael A. Sumsky
                                           -------------------------------------
                                      Name:  Michael A. Sumsky
                                      Title: President - Chief Financial Officer





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                                    EXHIBITS

99.3 Press release of Diamond Triumph Auto Glass, Inc. (the "Diamond") dated November 15, 2004.